Allowance for Credit Losses (Tables)	12 Months Ended
Dec. 31, 2021
Credit Loss [Abstract]
Summary of Expected Credit Allowance Activity	The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the years ended December, 2021 and 2020:

	Customer accounts and other restricted cash	Accounts receivable, net	Settlement receivables, net	Financial guarantee contracts and other (1)	Total allowance for credit losses
Balance at December 31, 2019	$—	$37,444	$4,498	$10,924	$52,866
Adjustment for adoption of ASC 326 Financial Instruments – Credit Losses	2,788	2,863	—	4,497	10,148
Credit loss expense	1,308	43,660	7,936	1,313	54,217
Write-Offs	—	(26,912)	(12,050)	(93)	(39,055)
Reclassification (2)	—	1,131	5,475	(6,606)	—
Disposal of subsidiary (See Note 15)	—	(33,151)	—	(2,235)	(35,386)
Balance at December 31, 2020	4,096	25,035	5,859	7,800	42,790
Credit loss expense	(3,528)	15,628	3,551	(549)	15,102
Write-Offs	—	(31,929)	(4,722)	—	(36,651)
Other (3)	105	(92)	(639)	(324)	(950)
Balance at December 31, 2021	$673	$8,642	$4,049	$6,927	$20,291

(1)
Provision on off-balance sheet financial guarantees was separately assessed and recognized based on the guidance within ASC 460, Guarantees, prior to the adoption of ASC 326, Financial Instruments - Credit Losses, on January 1, 2020.
(2)
Represents the reclassification of the allowance for credit losses from a liability to a contra asset upon realization of the accounts receivable related to an off-balance sheet guarantee and other reclassifications.
(3)
Other mainly relates to the impact of foreign exchange.